Exhibit 10.32
REGISTRATION RIGHTS AGREEMENT
     This registration rights agreement (this “Agreement”) is made and entered into as of January 5, 2006, by and between Trident Resources Corp., a Delaware corporation (the “Company”), and the undersigned Holders (as defined herein).
     1. Definitions. As used in this Agreement, the following terms shall have the following meanings:
     “Affiliate” means, as to any specified Person, (i) any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, (ii) any executive officer, director, trustee or general partner of the specified Person and (iii) any legal entity for which the specified Person acts as an executive officer, director, trustee or general partner. For purposes of this definition, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly, or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management and policies of such Person, whether by contract, through the ownership of voting securities, partnership interests or other equity interests or otherwise.
     “Agreement” is defined in the introductory paragraph above.
     “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by applicable law, regulation or executive order to close.
     “Closing Date” means January 5, 2006.
     “Commission” means the Securities and Exchange Commission.
     “Common Stock” means shares of common stock, par value $0.001 per share, of the Company.
     “Company” is defined in the introductory paragraph of this Agreement, and includes any successor thereto.
     “Controlling Person” is defined in Section 5(a).
     “Effective Date” means the effective date of the registration statement the Company files under the Securities Act of 1933, as amended, in respect of the initial public offering by the Company of shares of its common stock.
     “End of Suspension Notice” is defined in Section 4(b).
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

     “Existing Registration Rights Agreement” means the Second Amended and Restated Registration Rights Agreement dated as of March 29, 2005 among the Company and the other signatories thereto.
     “Holder” means each record owner of any Registrable Shares from time to time.
     “Holder Representative” means TD Securities Inc. and Credit Suisse First Boston;
     “Indemnified Party” is defined in Section 5(c).
     “Indemnifying Party” is defined in Section 5(c).
     “Liabilities” is defined in Section 5(a).
     “Lock-Up Agreement” means the agreement contained in Section 2.12 of the Existing Registration Rights Agreement.
     “Mandatory Shelf Registration Statement” is defined in Section 2(a).
     “NASD” means the National Association of Securities Dealers, Inc.
     “No Objections Letter” is defined in Section 3(s).
     “Offering” means the private placement offering by the Company of up to 2,280,000 shares of its common stock made pursuant to the offering memorandum, dated December 16, 2005.
     “Person” means an individual, limited liability company, partnership, corporation, trust, unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.
     “Prospectus” means the prospectus included in the Mandatory Shelf Registration Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.
     “Purchaser Indemnitee” is defined in Section 5(a).
     “Registrable Shares” means Registrable Securities as defined in the Existing Registration Rights Agreement, upon original issuance thereof, and at all times subsequent thereto, including upon the transfer thereof by the original holder or any subsequent holder and any shares or other securities issued in respect of such Registrable Shares by reason of or in connection with any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any exchange for or replacement of such Registrable Shares or any combination of shares, recapitalization,

2

merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Common Stock, and including any shares of Common Stock issued pursuant to any Liquidity Entitlement under any applicable subscription agreement (as such term is defined in such subscription agreement), until the earliest to occur of:
(i)	the date on which it has been sold pursuant to a registration statement or sold pursuant to Rule 144;

(ii)	the date on which it is saleable without registration under the Securities Act, pursuant to Rule 144(k);

(iii)	with respect to any Holder, the date on which such Holder could sell all of such Holder’s shares of Common Stock pursuant to Rule 144 in a 90 day period;

(iv)	the date on which it is sold to the Company or its subsidiaries; or

(v)	the date which is the second anniversary of the closing of the Offering.
     “Registration Default” is defined in Section 2(d).
     “Registration Expenses” means any and all expenses incident to the performance of or compliance with this Agreement, including: (i) all Commission, securities exchange, NASD registration, listing, inclusion and filing fees, (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of the NASD), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing the Mandatory Shelf Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on the New York Stock Exchange, The NASDAQ Stock Market or the Toronto Stock Exchange pursuant to Section 3(n), (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company (including the expenses of any special audit and “cold comfort” letters required by or incident to such performance), and (vi) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with the Mandatory Shelf Registration Statement), provided, however, that Registration Expenses shall exclude all brokers’ or underwriters’ discounts and commissions and transfer taxes, if

3

any, relating to the sale or disposition of Registrable Shares by a Holder and the fees and disbursements of any counsel to the Holders.
     “Rule 144”, “Rule 158”, “Rule 415” or “Rule 424”, respectively, means such specified rule promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.
     “Selling Holders’ Counsel” means one counsel, reasonably acceptable to the Company, for the Holders, selected by the Holders holding a majority of the Registrable Shares.
     “Shelf Request Notice” is defined in Section 2(a).
     “Suspension Event” is defined in Section 4(b).
     “Suspension Notice” is defined in Section 4(b).
     “Underwritten Offering” means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.
     2. Registration Rights.
          (a) Mandatory Shelf Registration. As set forth in Section 3, upon the written request of any Holder delivered to the Company on or prior to the one hundred twentieth (120th ) day following the Effective Date ( the “Shelf Request Notice”), the Company agrees to file with the Commission within one hundred fifty (150) days following the Effective Date, a shelf registration statement on Form S-1 or such other form under the Securities Act then available to the Company providing for the resale of Registrable Shares pursuant to Rule 415 from time to time by the Holders (including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the “Mandatory Shelf Registration Statement”).
(i)	Effectiveness and Scope. The Company shall use its commercially reasonable efforts to cause the Mandatory Shelf Registration Statement to be declared effective by the Commission as soon as reasonably practicable following the date that is one hundred eighty (180) days following the Effective Date, and to remain effective until the date on which all Common Stock in respect thereof cease to be Registrable Shares, as herein defined. Notwithstanding the foregoing, the Company shall not be required to cause the Mandatory Shelf Registration Statement to be declared effective by the

4

Commission for so long as all Holders are subject to the Lock-Up Agreement. The Mandatory Shelf Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available (including an Underwritten Offering), by the Holders of any and all Registrable Shares.
          (b) Expenses. The Company shall pay all Registration Expenses in connection with the registration of sales of the Registrable Shares pursuant to this Agreement. Each Holder participating in a registration pursuant to this Section 2 shall bear such Holder’s proportionate share (based on the total number of Registrable Shares sold in such registration) of all discounts and commissions payable to underwriters or brokers and all transfer taxes in connection with a registration of Registrable Shares pursuant to this Agreement and any other expense of the Holders not specifically allocated to the Company pursuant to this Agreement relating to the sale or disposition of such Holder’s Registrable Shares pursuant to the Mandatory Shelf Registration Statement.
     3. Registration Procedures. In connection with the obligations of the Company with respect to the Mandatory Shelf Registration Statement pursuant to this Agreement, the Company shall:
          (a) notify the Holder Representative and the Selling Holders’ Counsel, in writing, at least ten (10) Business Days prior to filing the Mandatory Shelf Registration Statement, of its intention to file the Mandatory Shelf Registration Statement with the Commission and, at least five (5) Business Days prior to filing, provide a copy of the Mandatory Shelf Registration Statement to the Holder Representative and the Selling Holders’ Counsel; prepare and file with the Commission, as specified in this Agreement, the Mandatory Shelf Registration Statement, which Mandatory Shelf Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith and shall be reasonably acceptable to the Holder Representative and the Selling Holders’ Counsel; notify the Holder Representative and the Selling Holders’ Counsel at least five (5) Business Days prior to filing of any amendment or supplement to the Mandatory Shelf Registration Statement and, at least three (3) Business Days prior to filing, provide a copy of such amendment or supplement to the Holder Representative and the Selling Holders’ Counsel for review and comment; promptly following receipt from the Commission, provide to the Holder Representative and the Selling Holders’ Counsel copies of any comments made by the staff of the Commission relating to the Mandatory Shelf Registration Statement and the Company’s responses thereto for review and comment; and use its commercially reasonable efforts to cause the Mandatory Shelf Registration Statement to become effective as soon as practicable after filing and to remain effective as set forth in Section 2(a)(i);
          (b) subject to Section 3(i), (i) prepare and file with the Commission such amendments and post-effective amendments to the Mandatory Shelf Registration Statement as may be necessary to keep the Mandatory Shelf Registration Statement effective for the period described in Section 2(a)(i), (ii) cause each Prospectus

5

contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, (iii) amend or supplement the Mandatory Shelf Registration Statement to include the Company’s quarterly and annual financial information and other material developments (until the Company is eligible to incorporate such information by reference into the Mandatory Shelf Registration Statement), during which time sales of the Registrable Shares under the Mandatory Shelf Registration Statement will be suspended until such amendment or supplement is effective, and (iv) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by the Mandatory Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;
          (c) furnish to the Holders, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares (and the Company hereby consents to the use of such Prospectus, including each preliminary Prospectus, by the Holders, if any, in connection with the offering and sale of the Registrable Shares covered by any such Prospectus);
          (d) use its commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the Mandatory Shelf Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such domestic jurisdictions as any Holder covered by the Mandatory Shelf Registration Statement shall request in writing, keep each such registration or qualification or exemption effective during the period the Mandatory Shelf Registration Statement is required to be kept effective pursuant to Section 2(a)(i) and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;
          (e) use its commercially reasonable efforts to cause all Registrable Shares covered by the Mandatory Shelf Registration Statement to be registered and approved by such other domestic governmental agencies or authorities, if any, as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Shares;
          (f) notify each Holder with Registrable Shares covered by the Mandatory Shelf Registration Statement promptly and, if requested by any such Holder, confirm such advice in writing (i) when the Mandatory Shelf Registration Statement has become effective and when any post-effective amendments and supplements thereto

6

become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Mandatory Shelf Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Mandatory Shelf Registration Statement or related Prospectus or for additional information, (iv) of the happening of any event during the period the Mandatory Shelf Registration Statement is effective as a result of which the Mandatory Shelf Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by an instruction to suspend the use of the Mandatory Shelf Registration Statement and the Prospectus until the requisite changes have been made) and (v) at the request of any such Holder, promptly to furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus prepared in accordance with Section 3(i);
          (g) during the period of time referred to in Section 2(a)(i), use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of the Mandatory Shelf Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;
          (h) upon request, furnish to each requesting Holder with Registrable Shares covered by the Mandatory Shelf Registration Statement, without charge, at least one conformed copy of the Mandatory Shelf Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);
          (i) except as provided in Section 4, upon the occurrence of any event contemplated by Section 3(f)(iv), use its commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to the Mandatory Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to each requesting Holder covered by the Mandatory Shelf Registration Statement a reasonable number of copies of each such supplement or post-effective amendment;
          (j) use its commercially reasonable efforts (including seeking to cure in the Company’s listing or inclusion application any deficiencies cited by the exchange or market) to list or include all Registrable Shares on the New York Stock Exchange, The Nasdaq Stock Market or the Toronto Stock Exchange and thereafter maintain the listing or inclusion on such exchange or market;

7

          (k) provide a CUSIP number for all Registrable Shares by a date not later than the date shares of the Common Stock are listed or included on an exchange or market pursuant to Section 3(n);
          (l) (i) otherwise use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the Commission and (ii) delay filing the Mandatory Shelf Registration Statement or Prospectus or amendment or supplement to the Mandatory Shelf Registration Statement or Prospectus to which the Holder Representative or the Selling Holders’ Counsel shall have reasonably objected on the grounds that the Mandatory Shelf Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, the Holder Representative and the Selling Holders’ Counsel having been furnished with a copy thereof at least five (5) Business Days before the filing thereof, provided that the Company may file the Mandatory Shelf Registration Statement or Prospectus or amendment or supplement following such time as the Company shall have made a good faith effort to resolve any such issue with the Holder Representative or the Selling Holders’ Counsel and shall have advised the Holder Representative or the Selling Holders’ Counsel in writing of its reasonable belief that such filing complies in all material respects with the requirements of the Securities Act;
          (m) appoint a registrar and transfer agent for all Registrable Shares covered by the Mandatory Shelf Registration Statement by a date not later than the date shares of the Common Stock are listed or included on an exchange or market pursuant to Section 3(n);
          (n) in connection with any sale or transfer of the Registrable Shares (whether or not pursuant to the Mandatory Shelf Registration Statement) that will result in the securities being delivered no longer constituting Registrable Shares, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any transfer restrictive legends (other than as required by the Company’s charter or by-laws), and to enable such Registrable Shares to be in such denominations and registered in such names as the Holders may request, which request shall be made at least two (2) Business Days prior to any sale of the Registrable Shares; and
     The Company may require the Holders to furnish to the Company such information regarding the proposed distribution by such Holder as the Company may from time to time reasonably request in writing or as shall be required to effect the registration of the Registrable Shares, and no Holder shall be entitled to be named as a selling stockholder in the Mandatory Shelf Registration Statement and no Holder shall be entitled to use the Prospectus forming a part thereof if such Holder does not timely provide such information in writing to the Company. Each Holder further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Holder not misleading.
     Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f)(ii), 3(f)(iii) or 3(f)(iv),

8

such Holder will immediately discontinue disposition of Registrable Shares pursuant to the Mandatory Shelf Registration Statement until (i) any such stop order is vacated or (ii) if an event described in Section 3(f)(iii) or 3(f)(iv) occurs, such Holder’s receipt of the copies of the supplemented or amended Prospectus. If so directed by the Company, such Holder will deliver to the Company (at the reasonable expense of the Company) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.
     4. Suspension Period.
          (a) Subject to the provisions of this Section 4, following the effectiveness of the Mandatory Shelf Registration Statement (and the filings with any international, federal or state securities commissions), the Company may direct the Holders, in accordance with Section 4(b), to suspend sales of the Registrable Shares pursuant to the Mandatory Shelf Registration Statement for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than an aggregate of ninety (90) days in any consecutive twelve (12)-month period commencing on the date the Lock-Up Agreement is terminated with respect to all of the Holders or more than sixty (60) days in any consecutive ninety (90)-day period, except as a result of a review of any post-effective amendment by the Commission prior to declaring any post-effective amendment to the Mandatory Shelf Registration Statement effective), provided that the Company has used its commercially reasonable efforts to cause such post-effective amendment to be declared effective), if any of the following events shall occur: (i) the representative of the underwriters of an Underwritten Offering of primary shares by the Company has advised the Company that the sale of Registrable Shares pursuant to the Mandatory Shelf Registration Statement would have a material adverse effect on a public offering by the Company; (ii) an officer of the Company shall have determined in good faith that (1) the offer or sale of any Registrable Shares would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, merger, tender offer, business combination, corporate reorganization, consolidation or other significant transaction involving the Company, (2) upon the advice of counsel, the sale of Registrable Shares pursuant to the Mandatory Shelf Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (3) either (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, or (z) the proposed transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Mandatory Shelf Registration Statement (or such filings) to become effective or to promptly amend or supplement the Mandatory Shelf Registration Statement on a post-effective basis, as applicable; or (iii) an officer of the Company shall have determined in good faith, upon the advice of counsel, that the Company is required by law, rule or regulation to supplement the Mandatory Shelf Registration Statement or file a post-effective amendment to the Mandatory Shelf Registration Statement in order to incorporate information into the Mandatory Shelf Registration Statement for the purpose

9

of (1) including in the Mandatory Shelf Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act; (2) reflecting in the prospectus included in the Mandatory Shelf Registration Statement any facts or events arising after the effective date of the Mandatory Shelf Registration Statement (or of the most-recent post-effective amendment) that, individually or in the aggregate, represents a material change in the information set forth therein; or (3) including in the prospectus included in the Mandatory Shelf Registration Statement any material information with respect to the plan of distribution not disclosed in the Mandatory Shelf Registration Statement or any material change to such information. Upon the occurrence of any such suspension, the Company shall use its commercially reasonable efforts to cause the Mandatory Shelf Registration Statement to become effective or to promptly amend or supplement the Mandatory Shelf Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Mandatory Shelf Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Holders to resume sales of the Registrable Shares as soon as possible.
          (b) In the case of an event that causes the Company to suspend the use of the Mandatory Shelf Registration Statement (a “Suspension Event”), the Company shall give written notice (a “Suspension Notice”) to the Holders to suspend sales of the Registrable Shares and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is using commercially reasonable efforts to terminate suspension of the use of the Mandatory Shelf Registration Statement as promptly as possible. No Holder shall effect any sales of the Registrable Shares pursuant to the Mandatory Shelf Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) all copies other than permanent file copies then in such Holder’s possession of the Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Mandatory Shelf Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders in the manner described above promptly following the conclusion of any Suspension Event and its effect.
     5. Indemnification and Contribution.
          (a) The Company agrees to indemnify and hold harmless (i) each Holder, (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) any of the foregoing (a “Controlling Person”), and (iii) the respective officers, directors, partners, members, employees, representatives and agents of any such Person or any Controlling Person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as a “Purchaser Indemnitee”) from and against any and all losses, claims, damages, judgments, actions, reasonable out-of-pocket expenses, and other liabilities, including, as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending

10

any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of outside counsel to any Purchaser Indemnitee, joint or several (the “Liabilities”), directly or indirectly related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Mandatory Shelf Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished to such Purchaser Indemnitee any amendments or supplements thereto), or any preliminary Prospectus or any other document prepared by the Company used to sell the Registrable Shares, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made), not misleading, except insofar as such Liabilities arise out of or are based upon (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Purchaser Indemnitee furnished to the Company in writing by such Purchaser Indemnitee expressly for use therein, (ii) any untrue statement contained in or omission from a preliminary Prospectus if a copy of the Prospectus (as then amended or supplemented, if the Company shall have furnished to or on behalf of the Holder participating in the distribution relating to the relevant Registration Statement any amendments or supplements thereto) was not sent or given by or on behalf of such Holder to the Person asserting any such Liabilities who purchased Common Stock, if such Prospectus (or Prospectus as amended or supplemented) is required by law to be sent or given at or prior to the written confirmation of the sale of such Common Stock to such Person and the untrue statement contained in or omission from such preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented), or (iii) any sales by any Holder after the delivery by the Company to such Holder of a Suspension Notice and before the delivery by the Company of an End of Suspension Notice. The Company shall notify the Holders promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation), or litigation of which it shall have become aware in connection with the matters addressed by this Agreement which involves the Company or a Purchaser Indemnitee. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser Indemnitee.
          (b) In connection with the Mandatory Shelf Registration Statement in which a Holder is participating, such Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and the respective officers, directors, partners, members, representatives, employees and agents of such Person or Controlling Person to the same extent as the foregoing indemnity from the Company to each Purchaser Indemnitee, but only with reference to (i) untrue statements or omissions or alleged untrue statements or omissions made in reliance upon and in conformity with information relating to such Holder furnished to the Company in writing by such Holder expressly for use in the Mandatory Shelf Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary Prospectus and (ii) any sales by any Holder after the delivery by the Company to such Holder of a Suspension Notice and before the delivery by the Company of an End of Suspension Notice. The liability of any Holder pursuant to clause (i) of the

11

immediately preceding sentence shall in no event exceed the net proceeds received by such Holder from sales of Registrable Shares giving rise to such obligations.
          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to Section 5(a) or 6(b), such Person (the “Indemnified Party”), shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”), in writing (to the extent legally advisable) of the commencement thereof (but the failure to so notify an Indemnifying Party shall not relieve it from any Liability which it may have under this Section 5, except to the extent the Indemnifying Party is materially prejudiced by the failure to give notice), and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may reasonably designate in such proceeding and shall assume the defense of such proceeding and pay the fees and expenses actually incurred by such counsel related to such proceeding. Notwithstanding the foregoing, in any such proceeding, any Indemnified Party may retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Party failed within a reasonable time after notice of commencement of the action to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party, or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, or any affiliate of the Indemnifying Party, and such Indemnified Party shall have been reasonably advised by counsel that, either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party or such affiliate of the Indemnifying Party or (y) a conflict may exist between such Indemnified Party and the Indemnifying Party or such affiliate of the Indemnifying Party, in which event the Indemnifying Party may not assume or direct the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Parties, which firm shall be designated in writing by those Indemnified Parties who sold a majority of the Registrable Shares sold by all such Indemnified Parties and any such separate firm for the Company, the directors, the officers and such control Persons of the Company as shall be designated in writing by the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify any Indemnified Party from and against any Liability by reason of such settlement or judgment to the extent provided in this Section 5 without reference to this sentence. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement

12

includes an unconditional release of such Indemnified Party from all Liability on claims that are the subject matter of such proceeding.
          (d) If the indemnification provided for in Section 5(a) or 5(b) is for any reason held to be unavailable to an Indemnified Party in respect of any Liabilities referred to therein (other than by reason of the exceptions provided therein) or is insufficient to hold harmless a party indemnified thereunder, then each Indemnifying Party under such sections, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities (i) in such proportion as is appropriate to reflect the relative benefits of the Indemnified Party on the one hand and the Indemnifying Parties on the other in connection with the statements or omissions that resulted in such Liabilities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Parties and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and any Purchaser Indemnitees, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Purchaser Indemnitees and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if such Indemnified Parties were treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in Section 5(d). The amount paid or payable by an Indemnified Party as a result of any Liabilities referred to in Section 5(d) shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Purchaser Indemnitee be required to contribute any amount in excess of the amount by which proceeds received by such Purchaser Indemnitee from sales of Registrable Shares exceeds the amount of any damages that such Purchaser Indemnitee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 5, each Person, if any, who controls (within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) a Holder shall have the same rights to contribution as such Holder, as the case may be, and each Person, if any, who controls (within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) the Company, and each officer, director, partner, member, employee, representative, agent or manager of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from

13

whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 5 or otherwise, except to the extent that any party is materially prejudiced by the failure to give notice. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
          (f) The indemnity and contribution agreements contained in this Section 5 will be in addition to any Liability which the indemnifying parties may otherwise have to the indemnified parties referred to above. Each Purchaser Indemnitee’s obligations to contribute pursuant to this Section 5 are not joint but are several in the proportion that the number of Registrable Shares sold by such Purchaser Indemnitee under the Mandatory Shelf Registration Statement bears to the number of Registrable Shares sold by all Purchaser Indemnitees under the Mandatory Shelf Registration Statement.
     6. Termination of the Company’s Obligations. The Company shall have no further obligations pursuant to this Agreement at such time as no Registrable Shares are outstanding after their original issuance, provided, however, that the Company’s obligations under Sections 5 and 7 (and any related definitions) shall remain in full force and effect following such time.
     7. Miscellaneous.
          (a) Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Subject to Section 5, the Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
          (b) Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and Holders beneficially owning a majority of the Registrable Shares; provided, however, that for purposes of this Agreement, Registrable Shares owned, directly or indirectly, by an entity that is an Affiliate of the Company due to the Company’s owning an interest in such entity shall not be deemed to be outstanding. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder whose securities are being sold pursuant to the Mandatory Shelf Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by such Holder; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

14

          (c) Notices. All notices and other communications, provided for or permitted hereunder shall be made in writing and delivered by facsimile or other electronic means (with receipt confirmed), overnight courier or registered or certified mail, return receipt requested, addressed as follows:
(i)	if to a Holder, at the most current address given by the Holder to the Company in writing; and

(ii)	if to the Company, at the offices of the Company at Suite 1000, 444 – 7th Avenue S.W., Calgary, Alberta, T2P 0X8, Attention: Secretary and Treasurer.
          (d) Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto and shall inure to the benefit of each Holder. The Company agrees that the Holders shall be third party beneficiaries to the agreements made hereunder by the Company, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder; provided, however, that such Holder fulfills all responsibilities and obligations hereunder as if it is a signatory hereto.
          (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
          (f) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK OR THE SUPREME COURT OF THE STATE OF NEW YORK OR SITTING IN NEW YORK COUNTY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

15

          (g) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
          (h) Entire Agreement. This Agreement, together with the Existing Registration Rights Agreement, is intended by the parties hereto as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and, for the avoidance of doubt, the Company’s obligations under this Agreement shall exist notwithstanding the last sentence of Section 2.5(a)(i) in the Existing Registration Rights Agreement and (ii) this Agreement is a valid agreement among the parties hereto notwithstanding Section 4.8 in the Existing Registration Rights Agreement.
          (i) Registrable Shares Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Shares is required hereunder, Registrable Shares held by the Company or entities that are Affiliates of the Company due to the Company’s owning an interest in such entities shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
          (j) Survival. The indemnification and contribution obligations under Section 5 shall survive the termination of the Company’s obligations under Section 2.
          (k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the provisions of this Agreement. All references made in this Agreement to “Section” refer to such Section of this Agreement, unless expressly stated otherwise.
          (l) Adjustment for Stock Splits, etc. Wherever in this Agreement there is a reference to a specific number of shares with respect to any securities, then upon the occurrence of any subdivision, combination, or stock dividend of such shares, the specific number of shares with respect to any securities so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination, or stock dividend.
[Remainder of this Page Intentionally Left Blank]

16

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

TRIDENT RESOURCES CORP.
By:	/s/ Paul K. O'Donoghue
	Name:	Paul K. O'Donoghue
	Title:	Secretary & Treasurer

[This is a counterparty page to the Registration Rights Agreement.]

AURORA ENERGY PARTNERS, L.P., by its General Partner, White Hat Ventures, LLC

		Per:	/s/ Jon Baker Name: Jon Baker Title: Manager

TRIDENT EXPLORATION LIMITED		TRIDENT EXPLORATION (2003)
PARTNERSHIP, by its General Partner,		LIMITED PARTNERSHIP I, by its
981443 ALBERTA LTD.		General Partner, 981443 ALBERTA LTD.

Per:	/s/ Paul K. O’Donoghue	Per:	/s/ Paul K. O’Donoghue

	Name: Paul K. O’Donoghue		Name: Paul K. O’Donoghue
	Title: Secretary & Treasurer		Title: Secretary & Treasurer

TRIDENT EXPLORATION (2005)		TRIDENT EXPLORATION (2005)
LIMITED PARTNERSHIP I, by its		LIMITED PARTNERSHIP II, by its
General Partner, 981443 ALBERTA LTD.		General Partner, 981443 ALBERTA LTD.

By:	/s/ Paul K. O’Donoghue	Per:	/s/ Paul K. O’Donoghue

	Name: Paul K. O’Donoghue		Name: Paul K. O’Donoghue
	Title: Secretary & Treasurer		Title: Secretary & Treasurer
[This is a counterparty page to the Registration Rights Agreement.]

THE CHARLES S. MCNEIL FAMILY TRUST, an Alaska resident trust		THE MCNEIL FAMILY IRREVOCABLE GST TRUST

By:	/s/ Charles S. McNeil	By:

	Name: Charles S. McNeil		Name: Lynn P. Hendrix
	Title: Investment Trustee		Title: Trustee

		By:	Wyoming Bank & Trust, Trustee

Name:
[This is a counterparty page to the Registration Rights Agreement.]

THE CHARLES S. MCNEIL FAMILY TRUST, an Alaska resident trust		THE MCNEIL FAMILY IRREVOCABLE GST TRUST

By:		By:	/s/ Lynn P. Hendrix

	Name: Charles S. McNeil		Name: Lynn P. Hendrix
	Title: Investment Trustee		Title: Trustee

		By:	Wyoming Bank & Trust, Trustee

/s/ Michael E. Bahl

Name: Michael E. Bahl
[This is a counterparty page to the Registration Rights Agreement.]

BTR GLOBAL ARBITRAGE TRADING LIMITED		BTR GLOBAL OPPORTUNITY TRADING LIMITED

By:	/s/ Gary Ostoiski	By:	/s/ Gary Ostoiski

	Name: Gary Ostoiski		Name: Gary Ostoiski
	Title: Director		Title: Director
[This is a counterparty page to the Registration Rights Agreement.]

PERRY PARTNERS L.P.		PERRY PARTNERS INTERNATIONAL, INC.

By:	/s/ Michael C. Neus	By:	/s/ Michael C. Neus

	Name: Michael C. Neus		Name: Michael C. Neus
	Title: General Counsel		Title: General Counsel

By:	Perry Corp. Managing Partner for	By:	Perry Corp. Investment Advisor for
	Perry Partners L.P.		Perry Partners Int’l Inc.

AUDA CLASSIC P.L.C

By:	/s/ B. Scott Reid

Name: B. Scott Reid
Title: Director
[This is a counterparty page to the Registration Rights Agreement.]

NATURAL RESOURCES PORTFOLIO OF THE PRUDENTIAL SERIES FUND, INC.		JENNISON UTILITY FUND OF THE PRUDENTIAL SECTOR FUNDS INC.

By:	Jennison Associates LLC, as sub- advisor to Natural Resources Portfolio of The Prudential Series Fund, Inc.	By:	Jennison Associates LLC, as sub- advisor to Jennison Utility Fund of the Prudential Sector Funds, Inc.

Per:	/s/ David A. Kiefer	Per:	/s/ Uborg Edemeka

	Name: David A. Kiefer		Name: Uborg Edemeka
	Title: Executive Vice President		Title: Vice President

JENNISON VALUE FUND		VALUE PORTFOLIO OF THE PRUDENTIAL SERIES FUND, INC.

By:	Jennison Associates LLC, as sub- advisor to Jennison Value Fund	By:	Jennison Associates LLC, as sub- advisor to Value Portfolio of the Prudential Series Fund, Inc.

Per:	/s/ David A. Kiefer	Per:	/s/ David A. Kiefer

	Name: David A. Kiefer		Name: David A. Kiefer
	Title: Executive Vice President		Title: Executive Vice President

JENNISON NATURAL RESOURCES FUND, INC.		SAMSUNG LIFE INVESTMENT (AMERICA), LTD.

By:	Jennison Associates LLC, as sub- advisor to Jennison Natural Resources Fund, Inc.	By:	Jennison Associates LLC, as sub- advisor to Samsung Life Investment (America), Inc.

Per:	/s/ David A. Kiefer	Per:	/s/ David A. Kiefer

	Name: David A. Kiefer		Name: David A. Kiefer
	Title: Executive Vice President		Title: Executive Vice President
[This is a counterparty page to the Registration Rights Agreement.]

ALEXANDRA GLOBAL MASTER FUND, LTD.

By:	Alexandra Investment Management, LLC (as investment advisor)

By:	/s/ Gena Lovett

Name: Gena Lovett
Title: Chief Operating Officer
[This is a counterparty page to the Registration Rights Agreement.]

TRIDENT ENERGY OPPORTUNITY, L.P., by its general partner, TRIDENT ENERGY OPPORTUNITY GP, INC.

By:	/s/ Steve Buchanan

Name: Steve Buchanan
Title: President
[This is a counterparty page to the Registration Rights Agreement.]

PRUDENTIAL CAPITAL PARTNERS, L.P.		PRUDENTIAL CAPITAL PARTNERS, MANAGEMENT FUND, L.P.

By:	Prudential Capital Group, L.P. (as its General Partner)	By:	Prudential Investment Management, Inc. (as its General Partner)

By:	/s/ Kelly A. Brandel	By:	/s/ Kelly A. Brandel

	Name: Kelly A. Brandel		Name: Kelly A. Brandel
	Title: Vice President		Title: Vice President
[This is a counterparty page to the Registration Rights Agreement.]

EDGESTONE CAPITAL MEZZANINE FUND II, L.P.

By:	Edgestone Capital Mezzanine II Partners, Inc., as general partner for and on behalf of Edgestone Capital Mezzanine Fund II, L.P.

By:	/s/

Name:
Title: Vice President

By:	Edgestone Capital Mezzanine Fund II Nominee, Inc., as nominee for and on behalf of Edgestone Capital Mezzanine Fund II, L.P. and its parallel investors

By:	/s/

Name:
Title: Vice President
[This is a counterparty page to the Registration Rights Agreement.]

D.E. SHAW LAMINAR PORTFOLIOS, LLC

By:	/s/ Julius Gaudio

Name: Julius Gaudio
Title: Authorized Signatory
[This is a counterparty page to the Registration Rights Agreement.]

CLERY SARL

Per:	/s/

Name: Luxembourg Corporation Company S.A.
Title: Manager
[This is a counterparty page to the Registration Rights Agreement.]

BLACKSTONE MEZZANINE HOLDINGS L.P.		BLACKSTONE MEZZANINE PARTNERS L.P.

By:	Blackstone Mezzanine Associates, L.P., its General Partner	By:	Blackstone Mezzanine Associates, L.P., its General Partner

By:	Blackstone Mezzanine Management Associates L.L.C., its General Partner	By:	Blackstone Mezzanine Management Associates L.L.C., its General Partner

Per:	/s/	Per:	/s/

	Name:		Name:
	Title: Authorized Signer		Title: Authorized Signer
[This is a counterparty page to the Registration Rights Agreement.]

TD CAPITAL MEZZANINE PARTNERS (QLP) L.P., by its General Partner, TD CAPITAL MEZZANINE PARTNERS (QLP) GP LTD.		THE TORONTO-DOMINION BANK

Per:	/s/ Ian Kidson	Per:	/s/ Ian Kidson

	Name: Ian Kidson		Name: Ian Kidson
	Title: Managing Director		Title: Managing Director

TORONTO DOMINION INVESTMENTS, INC.		TD CAPITAL MEZZANINE PARTNERS (NON-QLP) L.P., by its General Partner, TD CAPITAL MEZZANINE PARTNERS GP LTD.

Per:	/s/ Martha L. Gariepy	Per:	/s/ Ian Kidson

	Name: Martha L. Gariepy		Name: Ian Kidson
	Title: President		Title: Managing Director
[This is a counterparty page to the Registration Rights Agreement.]

2079517 ONTARIO LIMITED

By:	/s/ Don Morrison Name: Don Morrison Title: Director

By:	/s/ Mary Chaney Name: Mary Chaney Title: Director
[This is a counterparty page to the Registration Rights Agreement.]

/s/	/s/ Jon Baker

Witness as to the signature of Jon Baker	JON BAKER

Witness as to the signature of Rich Meli	RICH MELI

Witness as to the signature of Steven J. Buchanan	STEVEN J. BUCHANAN
[This is a counterparty page to the Registration Rights Agreement.]

Witness as to the signature of Jon Baker	JON BAKER

/s/	/s/ Rich Meli

Witness as to the signature of Rich Meli	RICH MELI

Witness as to the signature of Steven J. Buchanan	STEVEN J. BUCHANAN
[This is a counterparty page to the Registration Rights Agreement.]

Witness as to the signature of Jon Baker	JON BAKER

Witness as to the signature of Rich Meli	RICH MELI

/s/	/s/ Steven J. Buchanan

Witness as to the signature of Steven J. Buchanan	STEVEN J. BUCHANAN
[This is a counterparty page to the Registration Rights Agreement.]

MAGNETAR CAPITAL MASTER FUND, LTD.

By:	Magnetar Financial LLC, its Investment Manager

By:	Name: Paul Smith Title: General Counsel
[This is a counterparty page to the Registration Rights Agreement.]

BLACKROCK, INC. on behalf of ALL-CAP ENERGY HEDGE FUND LLC		BLACKROCK, INC. on behalf of EDISON SOURCES LTD.

By:	/s/ Dan Rice	By:	/s/ Dan Rice

	Name: Dan Rice		Name: Dan Rice
	Title: Managing Director		Title: Managing Director

BLACKROCK, INC. on behalf of RAYTHEON MASTER PENSION TRUST #2 ALL CAP ENERGY ACCOUNT		BLACKROCK, INC. on behalf of RAYTHEON COMBINED DB-DC MASTER TRUST ALL CAP ENERGY

By:	/s/ Dan Rice	By:	/s/ Dan Rice

	Name: Dan Rice		Name: Dan Rice
	Title: Managing Director		Title: Managing Director

BLACKROCK, INC. on behalf of RAYTHEON MASTER PENSION TRUST ALL CAP ENERGY ACCOUNT		BLACKROCK, INC. on behalf of RAYTHEON MASTER PENSION TRUST ENERGY HEDGE ACCOUNT

By:	/s/ Dan Rice	By:	/s/ Dan Rice

	Name: Dan Rice		Name: Dan Rice
	Title: Managing Director		Title: Managing Director

BLACKROCK, INC. on behalf of RAYTHEON COMBINED DB/DC MASTER TRUST ENERGY HEDGE ACCOUNT		BLACKROCK, INC. on behalf of SSR ENERGY AND NATURAL RESOURCES HEDGE FUND LLC

By:	/s/ Dan Rice	By:	/s/ Dan Rice

	Name: Dan Rice		Name: Dan Rice
	Title: Managing Director		Title: Managing Director

BLACKROCK, INC. on behalf of UNIVERSITY OF TEXAS GENERAL ENDOWMENT FUND ALL CAP ENERGY PORTFOLIO		BLACKROCK, INC. on behalf of UNIVERSITY OF TEXAS PERMANENT UNIVERSITY FUND ALL CAP ENERGY PORTFOLIO

By:	/s/ Dan Rice	By:	/s/ Dan Rice

	Name: Dan Rice		Name: Dan Rice
	Title: Managing Director		Title: Managing Director
[This is a counterparty page to the Registration Rights Agreement.]

VIKING GLOBAL EQUITIES LP		VGE III PORTFOLIO LTD.

By:	/s/ Brian G. Smith	By:	/s/ Brian G. Smith

	Name: Brian G. Smith		Name: Brian G. Smith
	Title: Chief Financial Officer		Title: Chief Financial Officer
[This is a counterparty page to the Registration Rights Agreement.]

TREATY OAK MASTER FUND, LP		TREATY OAK IRONWOOD, LTD.

By:	/s/ Jenny McCann	By:	/s/ Jenny McCann

	Name: Jenny McCann		Name: Jenny McCann
	Title: CFO		Title: CFO

TREATY OAK ACORN FUND, LP

By:	/s/ Jenny McCann

Name: Jenny McCann
Title: CFO
[This is a counterparty page to the Registration Rights Agreement.]

STRAGEGIC ENERGY FUND

By:	Glenn MacNeill

Name: Glenn MacNeill
Title: V.P. Investments

[This is a counterparty page to the Registration Rights Agreement.]

HOPLITE PARTNERS, L.P.		HOPLITE OFFSHORE FUND, LTD.

By:	/s/ John T. Lykonvetsis	By:	/s/ John T. Lykonvetsis

	Name: John T. Lykonvetsis		Name: John T. Lykonvetsis
	Title: Managing Member		Title: Director

[This is a counterparty page to the Registration Rights Agreement.]

FRONTPOINT ENERGY HORIZONS FUND, L.P.

By:	/s/ Arthur J. Lev

By:	FrontPoint Energy Horizons Fund GP, LLC, as general partners

By:	Arthur J. Lev Authorized Signatory

[This is a counterparty page to the Registration Rights Agreement.]

DEEPHAVEN RELATIVE VALUE EQUITY TRADING, LTD.

By:	/s/ Deb Roesler

Name: Deb Roesler
Title: CFO

[This is a counterparty page to the Registration Rights Agreement.]

CHILTON NEW ERA INTERNATIONAL, L.P.		CHILTON NEW ERA PARTNERS, L.P.

By:	Chilton Investment Company LLC, General Partner	By:	Chilton Investment Company LLC, General Partner

By:	/s/ Norman B. Champ III	By:	/s/ Norman B. Champ III

	Name: Norman B. Champ III		Name: Norman B. Champ III
	Title: Executive Vice President		Title: Executive Vice President

CHILTON SMALL CAP INTERNATIONAL, L.P.		CHILTON SMALL CAP PARTNERS, L.P.

By:	Chilton Investment Company LLC, General Partner	By:	Chilton Investment Company LLC, General Partner

By:	/s/ Norman B. Champ III	By:	/s/ Norman B. Champ III

	Name: Norman B. Champ III		Name: Norman B. Champ III
	Title: Executive Vice President		Title: Executive Vice President

CHILTON GLOBAL NATURAL RESOURCES PARTNERS, L.P.		CHILTON QP INVESTMENT PARTNERS, L.P.

By:	Chilton Investment Company LLC, General Partner	By:	Chilton Investment Company LLC, General Partner

By:	/s/ Norman B. Champ III	By:	/s/ Norman B. Champ III

	Name: Norman B. Champ III		Name: Norman B. Champ III
	Title: Executive Vice President		Title: Executive Vice President

CHILTON INTERNATIONAL, L.P.		CHILTON INVESTMENT PARTNERS, L.P.

By:	Chilton Investment Company LLC, General Partner	By:	Chilton Investment Company LLC, General Partner

By:	/s/ Norman B. Champ III	By:	/s/ Norman B. Champ III

	Name: Norman B. Champ III		Name: Norman B. Champ III
	Title: Executive Vice President		Title: Executive Vice President

[This is a counterparty page to the Registration Rights Agreement.]

CHILTON OPPORTUNITY TRUST, L.P.		CHILTON GLOBAL PARTNERS, L.P.

By:	Chilton Investment Company LLC, General Partner	By:	Chilton Investment Company LLC, General Partner

By:	/s/ Norman B. Champ III	By:	/s/ Norman B. Champ III

	Name: Norman B. Champ III		Name: Norman B. Champ III
	Title: Executive Vice President		Title: Executive Vice President

CHILTON OPPORTUNITY INTERNATIONAL, L.P.

By:	Chilton Investment Company LLC, General Partner

By:	/s/ Norman B. Champ III

Name: Norman B. Champ III
Title: Executive Vice President

[This is a counterparty page to the Registration Rights Agreement.]

FIDUCIARY TRUST INTERNATIONAL COMPANY, custodian for PAUL J. ISAAC

By:	/s/ Pamela D. Taitt

Name:Pamela D. Taitt
Title: Assistant Vice President

[This is a counterparty page to the Registration Rights Agreement.]

ARBITER PARTNERS LP, by its general partner, BROKEN CLOCK MANAGEMENT LLC

By:	/s/ Paul J. Isaac

Name: Paul J. Isaac
Title: Managing Director

[This is a counterparty page to the Registration Rights Agreement.]

AMBER MASTER FUND (CAYMAN) SPC, on behalf of SEGREGATED PORTFOLIO X and SECREGATED PORTFOLIO Y

By:	/s/ Michael Brogard

Name: Michael Brogard
Title: Director

[This is a counterparty page to the Registration Rights Agreement.]

CHEYNE SPECIAL SITUATIONS INVESTMENTS S.a.r.l.

By:	/s/ D. Hendry

Name:D. Hendry
Title: Director

[This is a counterparty page to the Registration Rights Agreement.]